SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report: December 5, 2007

Turnaround Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	02-28606	22-3387630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 North Post Oak Lane, Houston, Texas	77024
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(713) 621-2737

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On December 5, 2007 (the “Closing Date”), the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Mr. Timothy J. Connolly, an individual and Viewpoint Capital, LLC, a Nevada limited liability company (the “Investor”) pursuant to which the Company issued to the Investor one (1) share of the Company’s Series E convertible preferred stock, par value $0.001 per share (“Series E Preferred”), which such Series E Preferred is convertible into Three Million Four Hundred Thousand Dollars ($3,400,000) worth of common stock of the Company, par value $0.001 per share (“Common Stock”) in exchange for the transfer by the Investor to the Company of Four Million (4,000,000) unrestricted, free-trading shares of common stock of Asset Capital Group, Inc., a Nevada corporation (“ACGU Common Stock”) having a value of Three Million Four Hundred Thousand Dollars ($3,400,000) based on the closing price of ACGU Common Stock as of the Closing Date as reported on the Pink Sheets, LLC. ACGU Common Stock trades under the symbol “ACGU.PK”. As a result of this transaction, the Investor acquired a 97.95% indirect controlling interest in the Company’s Common Stock by virtue of the Investor’s ownership of the Series E Preferred as more fully set forth in Item 5.01 herein below.

Effective as of the Closing Date, Mr. Connolly resigned as Vice Chairman of the Board and as President and Chief Executive Officer of the Company, however Mr. Connolly shall continue to serve as President and Chief Executive Officer of Corporate Strategies, Inc., a Texas corporation and wholly-owned subsidiary of the Company (“CSI”) with the understanding that the business of CSI will be discontinued. In addition, Mr. Connolly shall continue to receive the same compensation as he has received through the Closing Date for his aforementioned continued services to CSI through December 31, 2008, which such date may be extended by mutual agreement by and among the parties to the Purchase Agreement.

Furthermore, Mr. Connolly (and his spouse) agreed on the Closing Date to relinquish certain non-dilutive rights in favor of Mr. Connolly (and his spouse) contained in Seven Hundred (700) shares of Series D convertible preferred stock held by Mr. Connolly (and his spouse) effective June 30, 2009 (instead of the previous date of December 31, 2010) in exchange for the Company conveying all rights to the names “Turnaround Partners, Inc.”, “Corporate Strategies, Inc.” and “Kipling Holdings, Inc.”, as well as all title to all furniture and equipment in the Houston office of the Company. The parties to the Purchase Agreement also agreed that the names of these companies shall be changed within sixty (60) days following the Closing Date. A copy of the Certificate of Designation for Series D Preferred is attached as Exhibit B to the Purchase Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 1.01 herein above.

Item 3.01 Unregistered Sales of Equity Securities.

See Item 1.01 herein above.

Item 5.01. Changes in Control of Registrant.

As a result of the consummation of the Purchase Agreement as set forth in Item 1.01 herein above, the Investor acquired an indirect controlling interest in the Company’s Common Stock by virtue of the Investor’s ownership of one (1) share of Series E Preferred. Exhibit A to the Purchase Agreement contains a Certificate of Designation for the Company’s Series E Preferred which sets forth the powers, designations, preferences and relative, participating, optional and other special rights of such shares. Specifically, the Investor shall have the right to convert its one (1) share of Series E Preferred at any time up to January 30, 2008 into that number of shares of Common Stock equal to Three Million Four Hundred Thousand Dollars ($3,400,000) based on the closing price of the Common Stock on the trading date immediately preceding such date of conversion. Furthermore, the Investor shall be entitled to case a number of votes equal to Three Billion Four Hundred Million (3,400,000,000) shares of Common Stock prior to conversion on all matters submitted to the stockholders of the Company for approval, and shall be entitled to vote on all matters on which the Common Stock shall be entitled to vote.

The tables below set forth information with respect to the beneficial ownership of Common Stock as of December 10, 2007 for (a) any person who the Company knows is the beneficial owner of more than five percent (5%) of outstanding shares of Common Stock, (b) each of the Company’s directors and executive officers and (c) all of the Company’s directors and officers as a group. Other than the persons identified below, no person owned beneficially more than five percent (5%) of Common Stock.

(A) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Title of Class	Name and Address of Beneficial Owner	Amount of Direct Ownership	Amount & Nature of Indirect Beneficial Ownership		Total of Direct and Beneficial Ownership	Percentage of Class (1)

Common	Viewpoint Capital, LLC	--	5,666,666,666	(2)	5,666,666,666	97.95%
	2470 Evening Twilight Lane Henderson, Nevada 89044

Common	Michael O. Sutton	10,723,600	4,395,445	(3)	15,119,045	12.28%
	10806 Briar Branch Lane
	Houston, TX 77024

Common	Timothy J. Connolly	--	92,831,090	(4)	92,831,090	43.88%
	109 N. Post Oak Lane
	Suite 422
	Houston, TX 77024

Common	Jan Carson Connolly	--	92,831,090	(5)	92,831,090	43.88%
	8602 Pasture View Lane
	Houston, TX 77024

Common	Gerald Holland	5,113,636	277,719,549	(6)	282,833,185	71.34%
	22 Coult Lane
	Old Lyme, CT 07601

Common	Joanna Saporito	--	113,159,161	(6)	113,159,161	48.80%
	668 W. Saddle River Rd.
	Ho-Ho-Kus, NJ 07423

Common	Mary-Ellen Viola	--	107,679,709	(6)	107,679,709	9.9%	(8)
	249 Long Hill Drive
	Short Hills, NJ 07078

Common	David Kesselbrenner	--	13,376,276	(6)	13,376,276	10.12%
	10 Devonshire Rd.
	Livingston, NJ 07039

Title of Class	Name and Address of Beneficial Owner	Amount of Direct Ownership	Amount & Nature of Indirect Beneficial Ownership	Total of Direct and Beneficial Ownership	Percentage of Class (1)

Common	Louis Kesselbrenner	--	46,011,528	(6)	46,011,528	27.93%
	10 Devonshire Rd.
	Livingston, NJ 07039

Common	Sarah Kesselbrenner	--	46,011,528	(6)	46,011,528	27.93%
	10 Devonshire Rd.
	Livingston, NJ 07039

Common	Joseph Kesselbrenner	--	14,401,154	(6)	14,401,154	10.82%
	10 Devonshire Rd.
	Livingston, NJ 07039

Common	YA Global Investments LP	--	2,510,312,500	(6)	2,510,312,500	4.99%	(7)
	101 Hudson Street Suite 3700 Jersey City, NJ 07302

1)
Applicable percentages of ownership are based on 118,736,058 shares of Common Stock on December 10, 2007 for each stockholder. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to the securities. Shares subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of December 10, 2007 are deemed to be beneficially owned by the person holding such derivative securities for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes 5,666,666,666 shares which may be issued upon conversion of the one (1) shares of Series E Preferred beneficially owned by Viewpoint Capital, LLC.
(3)	Includes 4,195,445 shares which may be issued upon conversion of the 6,666 shares of Series B Preferred Stock beneficially owned by Mr. Sutton and 200,000 shares held by his spouse.
(4)
Includes 78,906,427 shares of Common Stock which may be issued upon conversion of 595 shares of Series D Preferred Stock beneficially owned by Mr. Connolly and 13,924,663 shares of Common Stock which may be issued upon conversion of 105 shares of Series D Preferred Stock beneficially owned by his spouse.

(5)
Includes 13,924,663 shares of Common Stock which may be issued upon conversion of 105 shares of Series D Preferred Stock beneficially owned by Ms. Connolly and 78,906,427 shares of Common Stock which may be issued upon conversion of 595 shares of Series D Preferred Stock beneficially owned by her spouse.

(6)
These shares represent the approximate number of shares underlying convertible debentures at an assumed price of $0.00064 per share (i.e. eighty percent (80%) of a recent five (5) day average price of $0.0008 per share). Because the conversion price will fluctuate based on the market price of the Company’s stock, the actual number of shares to be issued upon conversion of the debentures may be higher or lower.

(7)	Pursuant to the terms of the debentures, such debentures are subject to an ownership limitation of 4.99%.
(8)	Pursuant to the terms of the debentures, such debentures is subject to an ownership limitation of 9.9%.

(B) SECURITY OWNERSHIP OF MANAGEMENT

			Amount &	Total of
		Amount	Nature of	Direct and
Title	Name and Address	of Direct	Beneficial	Beneficial	Percentage
of Class	of Beneficial Owner	Ownership	Ownership	Ownership	of Class (1)

Common	Russell Kidder, President, Chief Executive Officer and Director	--	--	--	0%
	90 Pine Valley Lane Newport Beach, CA 92660

Common	Fred S. Zeidman, Director	--	--	--	0%
	109 N. Post Oak Lane
	Suite 422
	Houston, TX 77024

Common	Wm. Chris Mathers, Chief Financial Officer and Secretary	--	--	--	0%
	109 N. Post Oak Lane
	Suite 422
	Houston, TX 77024

	ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (3)	--	--	--	0%

(1)
Applicable percentages of ownership are based on 118,736,058 shares of Common Stock outstanding on December 10, 2007 for each stockholder. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to the securities. Shares subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of December 10, 2007 are deemed to be beneficially owned by the person holding such derivative securities for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Closing Date, Mr. Timothy J. Connolly resigned as Vice Chairman of the Board and as President and Chief Executive Officer of the Company however Mr. Connolly shall continue to serve as President and Chief Executive Officer of CSI with the understanding that the business of CSI will be discontinued. In addition, Mr. Connolly shall continue to receive the same compensation as he has received through the Closing Date for his aforementioned continued services to CSI through December 31, 2008, which such date may be extended by mutual agreement by and among the parties to the Purchase Agreement.

In connection with the Purchase Agreement, Mr. Russell Kidder was appointed to serve as President, Chief Executive Officer and as a Director of the Company effective as of the Closing Date. Not earlier than ten (10) days following the date of the filing by the Company of an Information Statement complying with Rule 14f-1 under the Securities Exchange Act of 1934, as amended (the “Information Statement”), which such Information Statement shall describe a change in a majority of the Company’s Board of Directors, Mr. Fred S. Zeidman shall resign as Chairman of the Board and as a Director. The Company intends to file the Information Statement as soon as possible.

From 1989 to present, Mr. Kidder has served as a consultant to a number of small private and public companies, assisting them in capital formation, mergers and acquisitions, securities reporting compliance issues and general corporate administration. Mr. Kidder did not serve as an officer or a director of any company from December 2002 through December 2005. In December 2005, Mr. Kidder was named Secretary of TRAC Financial Group, Inc. He continued to serve in that capacity following a change in control of the company and name change to FINI Group, Inc. on July 28, 2006, until July 2007. From July 2007 through October 2007, Mr. Kidder served as Secretary of Asset Capital Group, Inc. Mr. Kidder earned his B.A. in Political Science and his Juris Doctor Degree from the University of Southern California.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit No. Description:

Exhibit	Description	Location
Exhibit 10.1	Stock Purchase Agreement, dated December 5, 2007, by and among Turnaround Partners, Inc., Mr. Timothy J. Connolly and Viewpoint Capital, LLC	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2007	TURNAROUND PARTNERS, INC.

	By:	/s/ W. Chris Mathers
Name: W. Chris Mathers
Its: Chief Financial Officer